ASSET PURCHASE AGREEMENT


         This Asset Purchase Agreement ("Agreement") is entered into as of the 10th day of July, 1998, by and among THE SOURCE INFORMATION MANAGEMENT COMPANY, INC., a Missouri corporation ("The Source"), PC-SUB, INC., a Missouri corporation ("PC- Sub") and wholly-owned subsidiary of The Source, and PERIODICAL CONCEPTS ("Seller"), a Texas general partnership doing business as PC2.

         WHEREAS, Seller is engaged in the collection of retail display allowances ("RDA") for retail store chains (the "Business");

         WHEREAS, the Board of Directors of The Source has approved this Agreement and determined that it is in the best interests of The Source to acquire, through PC-Sub, all of the Assets in exchange for the Purchase Price, upon the terms and subject to the conditions of this Agreement; and

         WHEREAS, Seller has determined that it is in the best interests of Seller to sell and transfer the Assets to PC-Sub in exchange for the Purchase Price;

         THEREFORE, it is agreed as follows:

I.       DEFINITIONS.

         For purposes of this Agreement, the following words and phrases have the following meanings:

         "Accounting Firm" means BDO Seidman, LLP.

         "Accounts Receivable" is defined in Section 4.16(b).

         "Accounts Receivable Schedule" is defined in Section 4.16(b).

         "Advance Pay" is defined in Section 6.09.

         "Assets" means all of the right, title and interest in and to the property, real, personal and mixed, tangible or intangible, of every kind or character and wherever located, of Seller and comprising the Business in its entirety, excluding cash, and including (but not limited to) the following:

                  (a) All merchandise, inventory, goods, supplies and other products owned by Seller, committed to be purchased by Seller, or otherwise under the control of Seller as of the Closing Date, but not including any commitment of Seller to purchase any item not set forth in the Assigned Contracts;

                  (b)  The Closing Accounts Receivable;

                  (c) The furniture and equipment listed in Schedule 1.01;

                  (d)  All  trade  secrets,   know-how  and  other  intellectual
         property and intangible property rights used by Seller in the Business, including the name PC2;

                  (e) All contract rights, privileges, claims of Seller under the Assigned Contracts; and

                  (f) All records, files, books of account, customer and supplier lists and other books and records of Seller relating to the Business and the Assets.

         "Assigned Contracts" means the contracts set forth in Schedule 4.17 to which Seller is a party, a true copy of each of which has been delivered to The Source by Seller, which Assigned Contracts will be assigned by Seller to The Source at the Closing, and the performance of which shall be assumed by The Source at the Closing.

         "Assignment and Assumption Agreement" is defined in Section 2.04(b).

         "Assumed Leases" is defined in Section 4.15.

         "Audit" is defined in Section 8.07.

         "Bill of Sale and Assignment" is defined in Section 2.04(a).

         "Business" is defined in the second paragraph of this Agreement.

         "Closing" means the consummation of the transactions contemplated by this Agreement.

         "Closing Accounts Receivable" is defined in Section 4.16(b).

         "Closing Balance Sheet" means the consolidated balance sheet of the Seller as of the close of business on the day preceding the Closing Date.

         "Closing  Balance Sheet  Date"  means the  date of  the Closing Balance
Sheet.

         "Closing Customer List" is defined in Section 4.16(a).

         "Closing Date" means 10:00 a.m. on July 30, 1998, or such other date and time as are mutually agreed upon in writing by The Source and Seller.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Customer List" is defined in Section 4.16(a).

         "Customer Revenues" is defined in Section 4.04(b).

         "December 31 Balance Sheet" is defined in Section 4.04(a).

         "Encumbrances" is defined in section 2.04(a).

         "Escrow" is defined in Section 2.02(b).

         "Escrow Agent" is defined in Section 2.02(b).

         "Escrow Agreement" is defined in Section 2.02(b).

         "Financial Statements" are defined in Section 4.04(a).

         "Hold-Back" means $150,000 out of the Purchase Price, which shall be paid and delivered to the Escrow Agent at Closing, plus any interest or other income earned thereon.

         "Interim Financial Statements" is defined in Section 4.04(a).

         "Liabilities" means the liabilities and obligations of Seller.

         "Name" is defined in Section 4.14.

         "Partners" is defined in the first paragraph of this Agreement.

         "Purchase Price" means the sum of $2,500,000.

         "RDA" is defined in the second paragraph of this Agreement.

         "Roberts" is defined in Section 6.04.

         "Seller" is defined in the first paragraph of this Agreement.

         "Seller Executives" is defined in Section 6.09.

         "Subsequent Financial Statements" is defined in Section 4.04(a).

         "Transaction" means the transactions contemplated to be completed pursuant to this Agreement.

II.      TRANSFER AND SALE OF ASSETS.

         2.01. Transfer of Assets. At the Closing, subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of The Source and PC-Sub contained herein, Seller shall transfer, convey and assign to PC-Sub the Assets in exchange for the Purchase Price.

         2.02.  Payment of Purchase Price; Escrow.

                  (a) At the Closing, subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of Seller contained herein, PC-Sub shall acquire the Assets and pay the Purchase Price to Seller.

                  (b) At the  Closing,  Seller  and PC-Sub  shall  enter into an
Escrow Agreement mutually acceptable to Seller and PC-Sub (the "Escrow Agreement"); and PC-Sub shall pay $150,000 out of the Purchase Price (together with any interest or other income earned thereon, the "Escrow") to the Escrow Agent (as agreed to and defined in the Escrow Agreement), to be held and disbursed after a 90 day period following the Closing Date, subject to claims existing thereon, in accordance with the terms and conditions of the Escrow Agreement.

         2.03. No Assumption of Liabilities. In no event shall The Source or PC-Sub assume or incur any liability or obligation of Seller under any provision of this Agreement, except for the obligations of Seller under the Assigned Contracts, as expressly provided herein. For such purposes, it is expressly understood and agreed (but not by way of limitation of the generality of the previous sentence) that neither The Source or PC-Sub shall have no liability or obligation in respect of any of the following:

                  (a) any liabilities or obligations arising out of or in connection with the possession or use of any real property by Seller, including any liability arising out of a violation of any environmental laws;

                  (b) liabilities or obligations arising out of any breach by Seller of any provision of any agreement, contract, commitment or lease (including the Assigned Contracts), including liabilities or obligations arising out of the failure to perform any agreement, contract, commitment or lease (including the Assigned Contracts) in accordance with its terms prior to the Closing;

                  (c) any liability or claim for damages or injury, regardless of when made or asserted, which arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by Seller, or alleged to have been made by Seller, or which is imposed or asserted to be imposed by operation of law, in connection with any service performed or product sold or leased by or on behalf of Seller on or prior to the Closing, including without limitation any claim for consequential damage, lost revenue or income;

                  (d) any federal, state or local income or other tax: (i) payable with respect to the Business, the Assets or the operations of Seller for any period prior to the Closing; or (ii) incident to or arising as a consequence of the negotiation or consummation by Seller of the transactions contemplated hereby; or

                  (e) any liability or obligation arising prior to or as a result of the Closing to any employee, agent or independent contractor of Seller, whether or not employed by The Source after the Closing, or under any benefit arrangement with respect thereto.

         2.04.  Transactions at Closing.  At the Closing:

                  (a) Seller will deliver to PC-Sub full possession of the Assets and such bill(s) of sale, endorsements, assignments and other good and sufficient instruments of sale, conveyance, transfer and assignment, all containing covenants of general warranty, in form and substance satisfactory to PC-Sub (including, without limitation, a "Bill of Sale and Assignment" in the form of Schedule 2.04(a)), as will be required or as may be desirable in the opinion of PC-Sub's counsel in order to effectively vest in PC-Sub full, indefeasible, merchantable, legal, equitable and beneficial title to the Assets, with full substitution and subrogation to all rights and actions of warranty, free and clear of all debts, claims, security interests, liens, encumbrances and other title retention agreements, pledges, assessments, covenants, restrictions and charges of every nature "Encumbrances");

                  (b) Pursuant to the form of Assignment and Assumption Agreement set forth in Schedule 2.04(b), and Seller shall transfer and assign to PC-Sub, and PC-Sub shall accept and agree to perform from and after the Closing, the Assigned Contracts; and

                  (c) the parties shall perform all of the other obligations required to be performed by them under this Agreement on or before the Closing.

III.     ADJUSTMENT; HOLD BACK.

         3.01.  Hold Back.  To secure the rights of The Source and PC-Sub  under
Section 10.01, at the Closing, the Escrow will be deposited with the Escrow Agent, to be held by the Escrow Agent under the terms of the Escrow Agreement.

         3.02. Adjustment. If and to the extent the Customer Revenues of Seller were less than $450,000 (the "Revenue Deficiency"), which shall be finally confirmed in conjunction with the Audit, the Purchase Price shall be reduced by
5.56 times the amount of such Revenue Deficiency (the "Purchase Price Adjustment"). If the Revenue Deficiency is determined prior to the Closing, the amount of such adjustment shall be made by reducing the portion of the Purchase Price payable by PC-Sub to Seller at Closing. If the Revenue Deficiency is determined subsequent to the Closing, the amount of such adjustment shall be made by reducing the Purchase Price and Seller shall refund the amount of the Purchase Price Adjustment to PC-Sub. As security therefor, PC-Sub shall have the option, but shall not be obligated, to recover the amount of the Purchase Price Adjustment from the Escrow.

IV.      WARRANTIES AND REPRESENTATIONS OF SELLER.

         Seller hereby represents and warrants to, and covenants and agrees with, The Source and PC-Sub as follows:

         4.01. Organization and Standing of Seller. Seller is a general partnership duly organized, validly existing and in good standing under the laws of the State of Missouri and has all necessary power and authority to own its assets as now owned and to carry on its business as now being conducted.

         4.02. Authority. Seller has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, which have been duly authorized by all proper and necessary action on the part of Seller, and, except for the approval of NationsBank (to which the Assets are pledged by Seller), no further authorization, consent or approval of Seller or its partners, or of any regulatory body or third party, is required as a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of Seller and is enforceable against Seller in accordance with its terms.

         4.03. Good Title and Condition of Assets. Seller has good and marketable title to and interest in all of the Assets to be transferred by it under this Agreement, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of all mortgages, conditional sales agreements, liens, pledges, charges, encumbrances, claims, security interests, easements, covenants, conditions or restrictions. At Closing, Seller will convey to PC-Sub good and marketable title to, and all rights and interests in, the Assets, free and clear of all restrictions on or conditions to transfer or assignment, mortgages, conditional sales agreements, liens, pledges, charges, claims, encumbrances, security interests, easements, covenants, conditions and restrictions. All of the tangible personal property included in the Assets is in good operating condition and repair, ordinary wear and tear excepted, and conforms to all applicable laws, ordinances and regulations.

         4.04.  Books and Records; Financial Statements; Customer Revenues.

                     (a) The books of account of Seller fully and fairly reflect the transactions, assets and liabilities of Seller. Seller has provided The Source with the Balance Sheet of Seller at December 31, 1997 (the "December 31 Balance Sheet") and the Statements of Operations of Seller for the year then ended (the "Financial Statements"). Seller has provided The Source with comparable financial statements for each of the six months ended June 30, 1998 (the "Interim Financial Statements") and will provide The Source and PC-Sub with comparable financial statements for each succeeding month, if any, preceding the Closing Date (the "Subsequent Financial Statements") as promptly as practicable following the end of each such month. The Financial Statements and the Interim Financial Statements have been, and the Subsequent Financial Statements will be, accurate and complete, and fairly represent, and will fairly represent, the financial condition of Seller and the income, expenses and results of operation of Seller, for the time periods covered thereby, and do not, and will not, omit to state or reflect any material fact concerning Seller, the Assets or the Business required to be stated or reflected therein or necessary to make the statements therein not misleading.

                      (b) For the 12 months ended June 30, 1998, the revenues of Seller from fees from the customers of the Business for RDA and RDP claims (the "Customer Revenues") were not less than $450,000.

         4.05.  Absence of Changes.

                      (a) Except as set forth in Schedule 4.05, since December 31, 1997, there has not been any:

                           (i) transaction by Seller related to the Business, except in the ordinary course of business as previously conducted;

                           (ii) adverse change in the financial condition, Assets, Business or prospects of Seller;

                           (iii) amendment or termination of any contract, agreement or license to which Seller is a party, except for the termination of contracts and agreements in the ordinary course of the Business in accordance with the past practice of Seller, none of which are material, individually or in the aggregate, to the continued conduct of the Business as previously conducted;

                           (iv) mortgage, pledge or other encumbrance of, or the
                      granting of any security interest or lien with respect to, any of the Assets; or

                           (v) any other  event or  condition  of any  character
                      that has had or in the future may have a material adverse effect on the financial condition, Business, Assets or prospects of the Business as heretofore conducted.

                      (b) Since December 31, 1997, Seller has not had any customer account which was included in the Customer Revenues cease doing business with Seller or advise Seller that it intends to cease doing business with Seller or intends to reduce the amount of business it does or proposes to do with Seller.

                      (c) Except as set forth on Schedule 4.05(c), there are no proposals currently outstanding to provide new, modified or additional services or products to any customer or proposed customer of Seller.

         4.06. Payment of All Debts and Liabilities. On or prior to the Closing Date, Seller shall have paid or provided for the payment of all accounts, debts, bills and liabilities of Seller which are, or subsequent to the Closing could become, a lien or encumbrance on or result in a security interest in the Assets or otherwise affect the free and unencumbered use of the Assets subsequent to the Closing.

         4.07. No Conflicting Agreements or Orders. Except for the security interest of NationsBank in the Assets and the Assigned Contracts, there is no:
(a) provision of the partnership agreement of Seller, or of any mortgage, indenture, lease, contract, security agreement, document, instrument, license or agreement binding on Seller or affecting the Assets, or of any federal, state or local law, rule or regulation, or (b) order, writ, injunction, decree, judgment, award, determination, direction or demand of any court, arbitrator, or federal, state, municipal or other governmental department, bureau, agency or instrumentality to which Seller is subject, which conflicts with or in any way prevents or will be violated by the execution, delivery or carrying out of the terms of this Agreement or the consummation of the Transaction, nor will such execution, delivery or consummation constitute a default, or an event which, with the giving of notice or the passage of time, or both, would constitute a default, under any of the foregoing, nor be the grounds for the suspension, revocation, impairment, forfeiture, nonrenewal or termination of any license, permit, franchise, certificate, consent or authorization.

         4.08.  Compliance.

                      (a) Seller is not required to obtain any license, permit or consent from any federal, state, county or municipal authority with respect to the ownership or use of the Assets or the operation of the Business or otherwise.

                      (b) Seller has conducted the Business and maintained the Assets, including all real property covered by any lease or otherwise used by Seller, in compliance with, and is not in violation of, applicable laws, rules, regulations or orders of federal, state or local governments or regulatory bodies. Seller has not received any claim or notice that Seller has not complied in all respects with such laws, rules and regulations.

         4.09. Litigation. No suit, action, decree, arbitration or legal, administrative or other proceeding, controversy or investigation is pending or threatened against Seller which might affect the Business or any of the Assets, the possession and use of the Assets, the right of Seller to transfer the Assets, or the operation of the Business by The Source and PC-Sub subsequent to the Closing, as heretofore conducted by Seller, and to the knowledge of Seller, and without notice to the contrary, there is no basis for any such litigation, proceeding, controversy or investigation. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality, nor has the time period of compliance by Seller with respect to any of the same been extended or stayed. Seller is not a party to any legal action to recover moneys due to Seller or damages sustained by Seller relating to the Business or the Assets.

         4.10. Condition of Seller. Since December 31, 1997, Seller has kept the Business and its organization intact; has maintained the good will of its customers; and has conducted the Business in the same manner as it had been conducted prior to that date.

         4.11. Employment. Seller has provided The Source with the terms and conditions of employment of Roberts, including benefits provided, for the year ended December 31, 1997 and as in effect as of the date of this Agreement.

         4.12. Labor Relations. Seller has complied with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages (including overtime), benefits (including vacation), hours, employee safety or other conditions of employment, collective bargaining and the withholding and payment of taxes. Seller has withheld all amounts required by law or agreement to be withheld from the wages or salaries of such employees, and is not liable for any arrears of wages or any tax or penalties for failure to comply with the foregoing. Seller has paid over, and will pay over, to the appropriate governmental agencies or depositories, at the time or times required by law (without any extensions or stays), all "employment taxes" and "withholding taxes." Seller is not a party to any collective bargaining agreement with any labor union or other representative of employees. No labor dispute, controversy, grievance, strike, lockout, work slowdown or stoppage, boycott, or other employment or labor trouble or other occurrence, event or condition of a similar character has occurred or been threatened within the past three years relating to Seller, nor has Seller or any officer or managerial employee of Seller been the subject of any proceeding before any court, governmental agency or arbitrator relating to such matters, including unfair labor practice claims. No discharge has occurred which forms the basis for any claim of discrimination against Seller.

         4.13. Taxes. Seller has filed all federal, state and local tax returns and estimates required to be filed by it within the times and in the manner prescribed by law, which returns and estimates were correct and complete in all material respects.

         4.14. Name PC2. Seller has a valid right to use the name PC2 (the "Name"). Seller's use of the Name or any other intellectual property has not conflicted and does not conflict with the rights of others, and there are no pending claims or demands by any third party to the contrary.

         4.15. Personal Property, Leases. No personal property used by Seller in the operation of the Business is held under any lease or rental arrangement, except for the leases set forth in Schedule 4.15 and included in the Assigned Contracts (the "Assumed Leases"). The Assumed Leases are currently in full force and effect. Neither Seller nor the lessor is in default under any of the Assumed Leases, nor has any event occurred, nor does any condition exist, which with the giving of notice or the passage of time, or both, would constitute a default under the Assumed Leases. The use of such leased property in the Business as heretofore used does not violate or encroach upon the rights of any other party.

         4.16.  Customers; Accounts Receivable.

                      (a) Seller has provided The Source and PC-Sub with a list of the customers of Seller (the "Customer List"). Seller will update and deliver to The Source and PC- Sub at Closing a current list of such customers and the amounts each customer has been billed as of the Closing Balance Sheet Date (the "Closing Customer List").

                      (b) Seller has delivered to The Source and PC-Sub a current aged list (the "Accounts Receivable Schedule") of unpaid accounts receivable owing to Seller, excluding amounts owed by partners or employees of Seller ("Accounts Receivable"), and will deliver to The Source and PC-Sub, as of the close of business on the Closing Balance Sheet Date (the "Closing Accounts Receivable") and as of the Closing Date, current updates of the Accounts Receivable Schedule and other information pertaining to the accounts receivable of Seller (excluding amounts owed by partners or employees of Seller), certified as correct by Seller. The Accounts Receivable Schedule and any such updates thereto or other related information provided to The Source or PC-Sub sets forth or will set forth a true and correct list of all Accounts Receivable as of the respective dates thereof. The Accounts Receivable are, and the Closing Accounts Receivable will be, legal, valid and binding claims, and are and will be fully collectible in the ordinary course of business in accordance with their terms, without litigation or other collection expenses, within 120 days of the Closing Date at the full face value thereof, and are not subject to any counterclaim or right of set off.

         4.17. Other Contracts. The Assigned Contracts listed on Schedule 4.17 represent all of the commitments, agreements, indentures, mortgages, deeds of trust, leases or other agreements between Seller and any third party which are material to the operation of the Business by Buyer subsequent to the Closing. There is no default of Seller or event that with notice or lapse of time, or both, would constitute a default, nor, to the knowledge of Seller and without notice to the contrary, any default or threatened default by any other party thereto, existing with respect to any of the Assigned Contracts. Seller has not received notice that any party to any of the Assigned Contracts intends to cancel or terminate any of the Assigned Contracts or to exercise or not exercise any options under any of the Assigned Contracts. Seller is not a party to, nor are the Assets bound by, any other commitment, agreement, indenture, mortgage, deed of trust, lease or other agreement that is material to the unencumbered ownership of the Assets or operation of the Business by The Source or PC-Sub subsequent to the Closing.

         4.18. No Misrepresentation. No representation or warranty made by Seller in this Agreement or any Schedule hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

V.       REPRESENTATIONS AND WARRANTIES OF THE SOURCE AND PC-SUB.

         The Source and PC-Sub hereby represent and warrant to, and covenant and agree with, Seller as follows:

         5.01. Organization and Standing of The Source and PC-Sub. The Source is a Missouri corporation, validly existing and in good standing under the laws of the State of Missouri. PC- Sub is a Missouri corporation, validly existing and in good standing under the laws of the State of Missouri. The Source owns all of the issued and outstanding shares of capital stock of PC- Sub.

         5.02. Binding Agreement. This Agreement constitutes, and each other instrument to be executed and delivered by The Source and PC-Sub in accordance herewith will constitute, when executed and delivered pursuant hereto, the valid and legally binding obligations of The Source or PC-Sub, as applicable.

         5.03. Agreement Within Authority. The execution and delivery of this Agreement, consummation of the Transaction and performance of this Agreement and the agreements and instruments to be executed and delivered in connection with this Agreement by The Source and PC-Sub will not: (a) violate the Articles of Incorporation or Bylaws of The Source or PC-Sub, or (b) violate any judgment, order, writ, injunction, decree or demand against The Source or PC-Sub of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

         5.04. No Conflicting Agreements or Orders. No approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body is required as a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby, as applicable to The Source or PC-Sub.

         5.05. Corporate Action. The Source and PC-Sub have full corporate power and authority to enter into and deliver this Agreement and to perform the acts contemplated to be performed by The Source and PC-Sub hereunder, and no further authorization, consent or approval of its board of directors or shareholders, or of any regulatory body or third party, is required as a condition to the validity of this Agreement or to give effect to the Transaction by PC-Sub.

         5.06. No Conflict. The execution and delivery of this Agreement and each other instrument to be executed by The Source and PC-Sub in accordance herewith and the consummation of the transactions contemplated herein by The Source and PC-Sub will not conflict or be inconsistent with or result in the termination of or constitute a breach of or default under the terms of any indenture, mortgage, deed of trust, covenant, agreement or other instrument to which The Source or PC-Sub is a party or to which its property is subject.

         5.07. No Misrepresentation. No representation or warranty made by The Source or PC- Sub in this Agreement or any Schedule hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

VI.  COVENANTS OF SELLER AND SELLER EXECUTIVES.

A.  Pending Closing, Seller covenants and agrees as follows:

         6.01. Access to Information. The Source and PC-Sub and their counsel, accountants and other representatives shall have full access during normal business hours to all properties, books, accounts, records, files, agreements and documents of or relating to the Business and the Assets, including electronic files. Seller shall furnish or cause to be furnished to The Source and PC-Sub and their counsel, accountants and representatives all data and information concerning the Business, the Assets and the Assigned Contracts requested by The Source.

         6.02. Maintain Properties. Seller shall maintain the Assets in good repair, order and condition.

         6.03. Regular Course of Business. Seller shall not, without the prior written consent of The Source or PC-Sub, purchase, sell or otherwise dispose of any of the Assets, or incur any liability, obligation or commitment, or engage in any activity or transaction related to the Business, except in the regular and customary course of the Business in accordance with its past practices.

         6.04. Employee. Without the prior written consent of The Source or PC-Sub, Seller will not, nor will it agree to, enter into or amend any representation, employment or compensation agreement or grant any increase or change in the salary or other compensation or benefits payable or to become payable by Seller to Terry Roberts ("Roberts") for a period of six months following the Closing Date. Seller consents to The Source hiring Roberts as of the Closing Date.

         6.05. Business Changes. Seller will not do or agree to do any of the following without the prior written consent of The Source:

                      (a) Enter into any contract, commitment or transaction not in the usual and ordinary course of the Business as heretofore conducted;

                      (b) Agree to, modify, amend, cancel or terminate any of its existing contracts or agreements related to the operation of the Business.

         6.06. Consents. As soon as reasonably practical after the execution and delivery of this Agreement, and in any event on or before the Closing Date, Seller will obtain the written consent of all persons whose consent to the execution of this Agreement and Closing of the

Transaction is required, in form and substance acceptable to The Source and PC-Sub; and Seller will furnish The Source and PC-Sub original executed copies of any such consents as they are obtained.

         6.07.  Filing of Claims; Collection of Accounts Receivable.

                      (a) Seller will not file any claims with publishers for the quarter ended March 31, 1998 or thereafter.

                      (b) Seller will not take any action other than in the ordinary course of business, consistent with past practices, to collect the accounts receivable of Seller.

         6.08. Availability of Facilities. Seller will make available to Roberts and such other employees of The Source and PC-Sub as are located in Dallas the use of such space, equipment and facilities as have been heretofore occupied and by Seller in the operation of the Business until the expiration of Seller's current lease.

B.  Subsequent to Closing:

         6.09 Post Closing Assistance by Seller. For the six month period following the Closing Date, David Parry and Ben Martin ("Seller Executives") will continue to support the Business, as conducted by The Source and PC-Sub subsequent to the Closing. In addition, the Seller Executives will assist The Source and PC-Sub and actively participate with The Source and PC- Sub in meetings with customers of Seller as of the Closing Date for the purpose of causing such customers to convert to The Source's Advance Pay RDA collection program ("Advance Pay"). If any such customers are converted to Advance Pay with Seller's active assistance, The Source and PC-Sub agree to pay Seller 10% of any increase in RDA fee collections from such accounts, based on the percentage levels obtained on such Advance Pay business over the percentage previously obtained from the account on RDA collections, after deducting a 2% factor for the cost of funds and 2% non-collection factor, as and when RDA payments are received by The Source and PC-Sub on such accounts during the three year period following the conversion of each such customer to Advance Pay. In addition, if the Seller Executives assist The Source and PC-Sub in obtaining new RDA customers (whether or not on the Advance Pay program), the solicitation of which is approved in writing in advance by The Source or PC-Sub, The Source and PC-Sub will pay Seller, for the three year period following the date the new customer commences doing business with The Source, 10% of any RDA collection fees actually received by The Source on such new accounts (in the case of Advance Pay accounts, after deducting a 2% factor for the cost of funds and 2% non-collection factor). Notwithstanding the foregoing, the Seller Executives shall not be required to exceed a reasonable time commitment in complying with the provisions of this Section 6.09, consistent with the other business responsibilities of the Seller Executives; and The Source and PC-Sub shall reimburse Seller Executives for their reasonable out-of-pocket expenses incurred in complying with such provisions.

         6.10 Change of Name by Seller. As soon as practicable after closing, Seller shall file with the Secretary of State of the State of Texas to terminate its registration of the Name.

VII.     COVENANTS OF THE SOURCE AND PC-SUB.

         7.01. Performance of the Assigned Contracts. Subject to the representations and warranties of Seller with respect thereto being true and correct as of the Closing, effective on and after the Closing Date, PC-Sub will perform and discharge the Assigned Contracts in accordance with the terms and conditions thereof.

         7.02. Employment Agreement. At the Closing, The Source will offer to enter into an employment agreement with Roberts for a term of not less than six months which provides for a salary and related compensation on terms comparable to those by which Roberts was compensated for the year prior to the date of this Agreement and contains provisions under which Roberts agrees not to compete with the business of The Source during the term of his employment by The Source and for one year thereafter.

VIII.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SOURCE AND PC-SUB.

         The obligations of The Source and PC-Sub hereunder are subject to fulfillment (or waiver by The Source and PC-Sub), prior to or on the Closing Date, of the following conditions:

         8.01. No Adverse Change. There shall have been no adverse change in or loss or damage to the Assets or the Business.

         8.02. Representations, Warranties and Agreements of Seller. The representations, warranties, covenants and agreements of Seller herein shall be true and not breached as of the Closing Date, with the same effect as though such representations, warranties, covenants and agreements had been repeated by the Seller as of the Closing Date, and all of the obligations of Seller hereunder shall have been duly performed.

         8.03. Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority pertaining to the Transaction or to the consummation of the Closing, or to the Assets or the Business, shall have been instituted or threatened on or before the Closing Date.

         8.04. General Partner's Certificate. The Source shall have received a certificate, dated the Closing Date, signed and verified by a general partner of Seller certifying that the conditions specified in this Article VIII relating to Seller have been fulfilled.

         8.05. Approval of Documents. The form and substance of all certificates, instruments, opinions and other documents delivered to The Source and PC-Sub under this Agreement shall be satisfactory to The Source and PC-Sub and their counsel.

         8.06. Casualty Loss. The Business shall not have been curtailed or interrupted by, and the Assets shall not have been affected by, any loss, destruction or damage due to fire or other casualty unless, if any such destruction or damage shall have occurred, The Source and PC-Sub have determined, in their sole judgment and discretion, that such loss, destruction or damage is not of such nature as to curtail or interrupt the Business or determined that available insurance proceeds are sufficient to repair or replace any damaged or lost Assets and Seller shall have assigned the proceeds of any such insurance to The Source and PC-Sub, which Seller agrees to do upon the request of The Source and PC-Sub.

         8.07. Satisfactory Review of the Business and the Assets; Audit. The Source and PC- Sub shall have been given access to and been permitted to review the Assets, the Business and the Assigned Contracts and such other information as shall have been requested by The Source; and The Source and PC-Sub shall be satisfied, in their sole discretion, with the physical, operating and financial condition of the Assets and the Business. The Accounting Firm shall have completed a review of the December 31 Financial Statements and the results of operation for the two fiscal years then ended and a review of the Interim Financial Statements and shall be satisfied with the results of such review, consistent with the terms and conditions of this Agreement (the "Audit").

         8.08. Roberts Employment Agreement. The Source and Roberts shall have entered into an employment agreement on the terms on conditions provided in
Section 7.02 and otherwise on such terms and subject to such conditions as are acceptable to The Source.

IX.      CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER.

         The  obligations  of  Seller   hereunder  are   conditioned   upon  the
fulfillment (or waiver by Seller, prior to or at the Closing Date) of the following:

         9.01. Representations, Warranties and Agreements of The Source and PC-Sub. The representations, warranties, covenants and agreements of The Source and PC-Sub contained herein shall be true and not breached at and as of the Closing Date, with the same effect as though such representations, warranties, covenants and agreements had been repeated by The Source and PC-Sub at and as of such time, and all of the obligations of The Source and PC-Sub hereunder shall have been duly performed.

         9.02. Performance of the Assigned Contracts. Subsequent to the Closing and subject to the truth and accuracy at Closing of Seller's representations and warranties with respect thereto, PC-Sub will perform and satisfy the Assigned Agreements, in accordance with the terms and conditions thereof.

         9.03. Consents. All necessary agreements and consents of any parties to the consummation of the Transaction by PC-Sub or otherwise pertaining to the matters contemplated by this Agreement shall have been obtained by PC-Sub and/or The Source, as appropriate.

         9.04.   Approval  of   Documents.   The  form  and   substance  of  all
certificates, instruments, opinions and other documents delivered to Seller under this Agreement shall be satisfactory to Seller and its counsel.

         9.05. The Source's Certificate. Seller shall have received a certificate, dated the Closing Date, signed and verified by the chief executive officer and chief financial officer of The Source certifying that the conditions specified in this Article IX have been fulfilled.

         9.06. Bank Approval. Seller shall have obtained the approval of NationsBank to the Transaction.

X.       INDEMNIFICATION

         This Article sets forth the manner in which The Source and PC-Sub shall be indemnified by Seller in the event of any misrepresentation or breach of warranty or agreement on the part of Seller hereunder, and the respects in which Seller shall be indemnified by The Source and PC-Sub, jointly and severally, in the event Seller shall become obligated for, or shall discharge, any liabilities of PC-Sub or The Source subsequent to the Closing, and/or in the event of any misrepresentation or breach of warranty or agreement on the part of The Source or PC-Sub hereunder.

         10.01. Indemnification of The Source and PC-Sub by Seller.

                      (a) Representations, Warranties, Covenants and Agreements. Seller agrees to indemnify The Source and PC-Sub against and hold The Source and PC-Sub harmless from any and all loss, liability, damage, claim, cost and expense of any nature whatsoever, including, without limitation, attorneys' fees, arising from or in connection with any representation or warranty made by Seller not being complete, accurate and true at the date of this Agreement and on the Closing Date, or the failure by Seller to fulfill and fully perform each covenant or agreement of Seller under this Agreement or under any other instrument or document executed and delivered by Seller in connection with the Transaction or as otherwise contemplated hereby.

                     (b) Remedies Not Exclusive. The rights and remedies of The Source and PC- Sub provided for in this Article or otherwise in this Agreement shall be deemed to be cumulative and in addition to and not in limitation or exclusion of all other rights and remedies, whether by the provisions of this Agreement or at law or in equity or otherwise, which may exist on the part of The Source or PC-Sub by reason of any misrepresentation or breach of warranty, covenant or agreement on the part of Seller hereunder; provided, however, that the rights and remedies of The Source and PC-Sub to obtain recovery for the breach of the representations and warranties of Seller regarding Customer Revenues under Section 4.04(b), except for a recovery based upon fraud, shall be limited to the amount of the Escrow. Such rights and remedies shall be cumulative and may be exercised at any time or from time to time, and any failure or delay of The Source or PC-Sub in exercising any right or remedy at any time shall not constitute a waiver thereof or restrict its subsequent enforcement or the enforcement of any other right or remedy of The Source or PC-Sub. In addition to any other rights and remedies of The Source and PC-Sub hereunder or otherwise, any amounts due and payable to The Source or PC-Sub by reason of the obligations of Seller to indemnify The Source and PC-Sub and hold The Source and PC-Sub harmless hereunder shall be subject to a right of, and shall first be applied in, but in no event shall exceed, the setoff and reduction thereof on the part of The Source and PC-Sub against the Hold-Back under the Escrow Agreement.

         10.02. Indemnification of Seller by The Source and PC-Sub.

                      (a) Representations, Warranties, Covenants and Agreements. The Source and PC-Sub agree, jointly and severally, to indemnify Seller against and hold Seller harmless from any and all loss, liability, damage, claim, cost and expense of any nature whatsoever, including, without limitation, attorneys' fees, arising from or in connection with any representation or warranty made by The Source or PC-Sub not being complete, accurate and true at the date of this Agreement and on the Closing Date or the failure by The Source or PC-Sub to fulfill and fully perform each covenant or agreement of The Source or PC-Sub under this Agreement or under any other instrument or document executed and delivered by The Source or PC-Sub in connection with the Transaction or otherwise as contemplated hereby.

                  (b) Remedies Not Exclusive.  The rights and remedies of Seller provided for in this Article or otherwise in this Agreement shall be cumulative and in addition to and not in limitation or exclusion of all other rights and remedies, whether by the provisions of this Agreement or at law or in equity or otherwise, which may exist on the part of Seller by reason of any misrepresentation or breach of warranty, covenant or agreement on the part of The Source or PC-Sub hereunder. Such rights and remedies shall be cumulative and may be exercised at any time or from time to time, and any failure or delay of Seller in exercising any right or remedy at any time shall not constitute a waiver thereof or restrict its subsequent enforcement or the enforcement of any other right or remedy of Seller.

         10.03. Notice to Indemnifying Party. In the event that any party may be entitled to, or intends to assert a claim for, indemnification hereunder, not later than thirty (30) days after actual notice of any claim or the filing of any action giving rise to such claim for indemnification, the indemnified party will, if a claim in respect thereof is to be made against another party or parties hereto, notify the indemnifying party or parties thereof. In case any action is threatened or brought against any indemnified party, and it notifies the indemnifying party or parties thereof, the indemnifying party or parties will be entitled to participate in or assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice of its election to assume the defense thereof, the indemnifying party or parties will no longer be liable for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnified party shall be entitled at all times to participate in the defense of any such action at its own cost.

XI.      CLOSING AND RISK OF LOSS.

         11.01. Place and Time. The Closing shall take place on the Closing Date at the offices of The Source, St. Louis, Missouri, or at such other place as may be agreed upon by The Source, PC-Sub and Seller.

         11.02. Simultaneous Performance.  None of the transactions described in
Article II will occur unless all such transactions occur.

XII.     MISCELLANEOUS.

         12.01. Non-competition. In consideration of the Closing, but without the separate allocation of any specific portion of the Purchase Price, Seller agrees, and by his or her signature hereto, as set forth below, which is given in consideration of The Source and PC-Sub entering into this Agreement and solely for the purposes of this Section 12.01, each of the partners of Seller agrees, effective on and after the Closing Date and for the five year period following the Closing Date, not to engage, directly or indirectly, either personally, or as an owner, employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise in the periodical rebate or pocket payment business in the United States or Canada; provided, however, that the foregoing shall not prevent any of such persons from being employed by a competitor of The Source or PC-Sub so long as the person is not engaged, directly or indirectly, in any activities in the periodical rebate or pocket payment business in the United States or Canada or which is violative of the confidentiality agreement of Seller under this Agreement. Seller acknowledges and agrees that the restrictions contained in this section are reasonable in light of the unique circumstances of this Agreement, and that any violation of this section would cause immediate serious and irreparable harm to The Source and PC-Sub, incapable of being measured in money damages. Accordingly, Seller agrees that in the event of any breach or threatened breach of this section, The Source and/or PC-Sub shall be entitled to an injunction or restraining order and to reasonable attorneys' fees and expenses incurred in connection therewith and otherwise in the enforcement hereof.

         12.02. Information. Except as required by law, each of the parties hereto agrees to maintain non-public proprietary or otherwise confidential documents and information of the other in confidence and not to disclose or use the same other than for the purpose of consummating the Transaction. In the event the Transaction is not consummated for any reason, all copies of non-public proprietary or otherwise confidential documents and information: (a) provided to The Source or PC-Sub and their officers, directors, employees, agents, accountants, counsel, investment bankers and other financing sources (its "Representatives"), by or on behalf of Seller or otherwise hereunder for the purpose of consummating the Transaction shall be returned to Seller by The Source and PC-Sub, and The Source and PC-Sub and their Representatives shall maintain the same in confidence and shall not disclose or utilize the same, or
(b) provided to Seller or its Representatives by or on behalf of The Source or PC-Sub or otherwise hereunder for the purpose of consummating the Transaction shall be returned to The Source by Seller, and Seller shall maintain the same in confidence and shall not disclose or utilize the same.

         12.03. Incorporation of Schedules. The Schedules hereto shall be deemed to be incorporated in and form part of this Agreement.

         12.04. Further Assurances. Each of the parties agrees to do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, instruments, documents, deeds and assurances as shall be required in order to carry out this Agreement and give effect hereto.

         12.05. Transfer Taxes. Any sales, transfer, excise and other taxes, if any, payable by reason of the consummation of the Transaction and transfer of the Assets contemplated hereby shall be paid by Seller.

         12.06. Notices. Any notice, consent, request, claim or other communication hereunder shall be in writing and shall be deemed to have been duly given when mailed by First Class Certified, Registered or Express mail, or when sent by next business day courier (for example, Federal Express) or confirmed telefax, addressed as follows:

                      If to The Source or PC-Sub:

                           S. Leslie Flegel,
                           The Source Information Management
                              Company, Inc.
                           11644 Lilburn Park Rd.
                           St. Louis, Missouri 63146
                           Fax:  314-995-9022

                      If to Seller:

                           Mr. David Parry
                           Periodical Concepts
                           11325 Gemini Lane
                           Dallas, Texas 75229
                           Fax:  972-243-6741

or to such other address as any party may designate by written notice hereunder.

         12.07. No Commission. All negotiations on behalf of Seller and The Source and PC- Sub, respectively, relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of Seller and The Source and PC-Sub directly between Seller and The Source and PC-Sub, without the intervention of any third party, either as the result of any action of Seller or The Source and PC-Sub, or otherwise, to the knowledge of Seller or The Source and PC-Sub, in such a manner as to give rise to any valid claim against Seller or The Source or PC- Sub for a finders' fee, brokerage commission or other like payment.

         12.08. Survival of Representations and Warranties. The representations and warranties of The Source and PC-Sub and of Seller, respectively, contained herein shall survive the Closing, regardless of any investigations made by or on behalf of or any disclosure to The Source, PC-Sub or Seller, for two (2) years following the Closing Date, except that the representations and warranties of Seller contained in Sections 4.02, 4.03 and 4.13, and of The Source contained in
Section 5.03, shall survive the Closing for the period of the statute of limitations applicable thereto.

         12.09. Entire Agreement. This Agreement embodies the entire Agreement between the parties, and no representations, inducements, promises or other agreements, oral or otherwise, not embodied herein, shall be of any force or effect. This Agreement may not be modified or terminated except in writing signed by the parties hereto.

         12.10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         12.11. Third Parties. Nothing in this Agreement or in any instrument or document executed by any party hereto in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person, firm, corporation or other entity or body that is not a party hereto.

         12.12. Expenses of the Parties. All expenses involved in the preparation, authorization and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants in connection therewith, shall be borne solely by the party who shall have incurred the same, and no other party shall have any liability in respect thereof.

         12.13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         12.14. Missouri Law to Govern. This Agreement shall be governed by and construed under the internal laws of the State of Missouri, without regard to its conflicts of law provisions or interpretations.

         12.15. Mail and Communications. After the Closing, each party will promptly deliver to the other party the original of any mail or other communication received by that party but pertaining to the business of the other party.

         12.16. Review of Closing Balance Sheet and Customer Revenues. Not later than 30 days following the Closing Balance Sheet Date, Seller, in cooperation with The Source and PC- Sub, shall prepare the Closing Balance Sheet and the related statements of income for the period from June 30, 1998 to the Closing Balance Sheet Date in accordance with generally accepted accounting principles, consistently applied. In preparing the Closing Balance Sheet and related financial statements, Seller shall consult with The Source and PC-Sub and shall permit The Source and PC-Sub to participate in and review the preparation thereof, including all work papers, schedules and calculations related thereto, prior to the issuance thereof. The Source and PC-Sub shall commence its review of said work papers, schedules and calculations as soon as practicable. Any dispute which arises between Seller on the one hand and The Source and PC- Sub on the other hand as to such financial statements shall be resolved in the following manner:

                  (a) The Source and PC-Sub, if it disputes the financial statements, shall notify Seller in writing within ten days after its receipt of such financial statements that The Source and PC-Sub disputes the financial statements, specifying in reasonable detail the nature of the dispute;

                  (b) During the five day period following the date of such notice, Seller and The Source and PC-Sub shall attempt to resolve such dispute and determine the appropriateness of the Closing Balance Sheet and related financial statements; and

                  (c) If at the end of such five day period, the parties have failed to reach an agreement with respect to the dispute, the matter shall be referred to an independent accounting firm selected by the Accounting Firm (the "Arbitrator"). The Arbitrator shall issue its report as to the Closing Balance Sheet and related financial statements within ten days after such dispute is referred to the Arbitrator. Each of the parties shall bear all costs and expenses incurred by it in connection with such arbitration except for the fees and expenses of the Arbitrator which shall be borne equally by Seller, on the one hand, and The Source and PC-Sub, on the other hand. This provision for arbitration shall be specifically enforceable by the parties and the decision of the Arbitrator in accordance with the provisions hereof shall be final and binding and there shall be no right of appeal therefrom.

         12.17. Allocation of Purchase Price. The parties agree to allocate the Purchase Price for tax purposes by allocating that a portion of the Purchase Price which is equal to the book value of the tangible assets, as carried on the books of the Seller, to such tangible assets, and that the remainder of the Purchase Price shall be allocated to goodwill.

         12.18. Schedules. Any schedule provided by a party to this agreement after the execution of the Agreement and at or before Closing shall be subject to the approval of the party to whom it has been provided.

         IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the date first set forth above.

THE SOURCE INFORMATION                         PERIODICAL CONCEPTS
MANAGEMENT COMPANY, INC.


By:
    W. Brian Rodgers                           Ben Martin
    Chief Financial Officer                    General Partner


PC-SUB, INC.



By:
    W. Brian Rodgers
    Chief Financial Officer



Partners of Seller (who are executing this Agreement solely for the purposes of Section 12.01 and, with respect to Seller Executives, Section 6.09).



-------------------------------            ------------------------------------
Ben Martin                                 David Parry


-------------------------------            ------------------------------------
Casey N. Martin                            Ellajean Martin Snyder